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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 25, 2001


                                   ESOFT, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



            00-23527                                    84-0938960
      (Commission File No.)                (IRS Employer Identification No.)



                      295 Interlocken Boulevard, Suite 500
                           Broomfield, Colorado 80021
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (303) 444-1600


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ITEM 5.  OTHER EVENTS.

         On September 25, 2001, eSoft, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  EXHIBITS.

         99.1 Press Release, dated as of September 25, 2001, entitled "eSoft Announces Listing On Nasdaq SmallCap Market."

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         ESOFT, INC.



Dated:  September 25, 2001               By: /s/ Jeffrey Finn
                                             ----------------------------------
                                             Jeffrey Finn
                                             President & Chief Executive Officer

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                                INDEX TO EXHIBITS

         99.1 Press Release, dated as of September 25, 2001, entitled "eSoft Announces Listing On Nasdaq SmallCap Market."

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